UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2006 (March 21, 2006)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

666 Grand Avenue, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(515) 242-4300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by MidAmerican Energy Holdings Company on March 21, 2006, to include the financial statements and exhibits as required in connection with the transaction reported therein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements specified in Rule 3-05(b) of Regulation S-X were included in PacifiCorp's Annual Report on Form 10-K for the fiscal year ended March 31, 2006, filed on May 30, 2006. Portions of that report containing the required financial statements are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.2 hereto.

(c)	Exhibits.

The following exhibits are filed with this report.

99.1	Audited consolidated financial statements of PacifiCorp and its subsidiaries included in PacifiCorp's Annual Report on Form 10-K for the fiscal year ended March 31, 2006, filed on May 30, 2006.

99.2	MidAmerican Energy Holdings Company unaudited pro forma condensed combined consolidated statements of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidAmerican Energy Holdings Company
(Registrant)
Date: June 6, 2006
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements of PacifiCorp and its subsidiaries included in PacifiCorp's Annual Report on Form 10-K for the fiscal year ended March 31, 2006, filed on May 30, 2006.

99.2	MidAmerican Energy Holdings Company unaudited pro forma condensed combined consolidated statements of operations.